UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)				January 15, 2020	(January 9, 2020)

	Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware			001-03970	23-1483991
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road,	Camp Hill,	Pennsylvania		17011
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code			(717)	763-7064

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.25 per share	HSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On January 9, 2020, Harsco Corporation (the “Company”) and its wholly-owned subsidiary, Harsco México Holding, S.A. de C.V. (“Harsco México Holding” and, together with the Company, “Harsco”), entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Sidero Inc. (the “Purchaser”), an affiliate of KPS Capital Partners. Pursuant to the Purchase Agreement, Harsco has agreed to sell to Purchaser, and Purchaser has agreed to acquire, all of the equity interest in Harsco IKG, LLC and Harsco Industrial IKG de México S.A. de C.V. (collectively, the “IKG Business”) and the related intellectual property used in the IKG Business for an aggregate purchase price of $85,000,000, which is subject to adjustments based on matters such as the working capital and indebtedness balances of the IKG Business at the time of the closing. $40,000,000 of the purchase price will be paid in the form of a promissory note, which is expected to be paid over seven years.

Each party’s obligation to consummate the transactions contemplated by the Purchase Agreement is subject to certain conditions, including (i)  the absence of any law or order issued by any governmental authority preventing consummation of any of the transactions contemplated by the Purchase Agreement and (ii) subject to certain exceptions and qualifications, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Purchase Agreement. The Purchaser’s obligation to consummate the transactions contemplated by the Purchase Agreement is also conditioned on, among other things, the absence of the occurrence of a Material Adverse Effect (as defined in the Purchase Agreement) with respect to the IKG Business.

Each of the parties have made customary representations and warranties in the Purchase Agreement and Harsco has agreed to customary covenants regarding the operations of the IKG Business prior to the closing, which is expected to occur in the first half of 2020. The Purchase Agreement also contains termination rights for each of the parties, including the right to terminate if the transactions contemplated by the Purchase Agreement have not been completed by April 9, 2020.

In connection with the closing of the transaction, Harsco and the Purchaser will enter into certain other agreements, including an employee leasing agreement and a transition services agreement, pursuant to which, for a specified period following the closing, Harsco will provide certain services to the IKG Business and the IKG Business will provide certain services to Harsco.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Harsco, the Purchaser, the IKG Business or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates as set forth therein; are solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Harsco, the Purchaser, the IKG Business or their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 7.01 Regulation FD Disclosure.

On January 10, 2020, Harsco Corporation issued a press release announcing its entry into the Purchase Agreement, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and included by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 2.1	Sale and Purchase Agreement by and among Harsco Corporation, Harsco México Holding, S.A. de C.V. and Sidero Inc., dated as of January 9, 2020*
Exhibit 99.1	Press release of Harsco Corporation dated January 10, 2020 (furnished herewith solely in relation to Item 7.01
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Schedules and similar exhibits, attachments and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules exhibits, attachments and annexes to the U.S. Securities and Exchange Commission upon request.

Forward-Looking Statements
This communication contains forward-looking statements based on management’s current expectations, estimates and projections. The nature of the Company’s business and the many countries in which it operates subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the “safe harbor” provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the results contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements about management’s confidence in and strategies for performance; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan” or other comparable terms. Factors that could cause actual results to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) changes in the worldwide business environment in which the Company operates, including general economic conditions; (2) changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (3) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in the Company’s pension plans and the accounting for pension assets, liabilities and expenses; (4) changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards and amounts; (5) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; (6) the Company’s inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which the Company operates; (7) failure to effectively prevent, detect or recover from breaches in the Company’s cybersecurity infrastructure; (8) unforeseen business disruptions in one or more of the many countries in which the Company operates due to political instability, civil disobedience, armed hostilities, public health issues or other calamities; (9) disruptions associated with labor disputes and increased operating costs associated with union organization; (10) the seasonal nature of the Company’s business; (11) the Company’s ability to successfully enter into new contracts and complete new acquisitions or strategic ventures in the time-frame contemplated, or at all; (12) the integration of the Company’s strategic acquisitions; (13) potential severe volatility in the capital markets; (14) failure to retain key management and employees; (15) the amount and timing of repurchases of the Company’s common stock, if any; (16) the outcome of any disputes with customers, contractors and subcontractors; (17) the financial condition of the Company’s customers, including the ability of customers (especially those that may be highly leveraged and those with inadequate liquidity) to maintain their credit availability; (18) implementation of environmental remediation matters; (19) risk and uncertainty associated with intangible assets; and (20) other risk factors listed from time to time in the Company’s SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, together with those described in

Item 1A, “Risk Factors,” of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2019. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company’s ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company undertakes no duty to update forward-looking statements except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation
Date: January 15, 2020	/s/ Russell C. Hochman
Russell C. Hochman
Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary